TO THE SHAREHOLDER:

The Fund ended its fiscal year March 31, 1997 with a Net Asset Value of $20.61 per share. This compares to $21.15 per share a year earlier and $20.99 per share on December 31, 1996.

The recent quarter has been difficult for bond prices. The Federal Reserve Bank increased its Federal Funds target to 5 1/2% from 5 1/4%, reacting to economic strength in order to forestall any inflationary impact from that economic growth. In particular, continued strength in employment data gave concern over the possibility of wage gains translating into inflation. Interest rates increased on U.S. Treasury securities by between 0.50% and 0.55% during the quarter for intermediate maturities, and approximately 0.45% for longer maturities. This increase resulted in a 5.4% price decline for the Treasury 6.25% bond due 2/15/2023, the Fund's largest Treasury bond holding.

The performance of the Fund is compared below to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:

                Total Return-Percentage Change in Net Asset Value
                  Per Share with All Distributions Reinvested(1)

-----------------------------------------------------------------------------------------------------------
                                     10 Years        5 Years        2 Years       1 Year         Quarter
                                    To 3/31/97     To 3/31/97     To 3/31/97    To 3/31/97     To 3/31/97
-----------------------------------------------------------------------------------------------------------
1838 Bond Fund (2)                    134.52%         46.96%         16.45%         5.11%         -1.81%
Average of 18 Other
   Closed-End Bond Funds (2)          127.95%         48.21%         18.72%         5.84%         -0.63%
Salomon Bros. Bond Index (3)          137.44%         49.45%         18.39%         4.21%         -2.21%

     (1) - This is historical information and should not be construed as indicative of any likely future performance.

     (2) - Source: Lipper Analytical Services Corporation.

     (3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage backed securities.

At March 31st, the Fund had approximately 2.5% of its net assets in cash reserves, offering some cushion against further declines in bond prices and available for advantageous reinvestment.

The table below updates the portfolio quality of the Fund's assets:

             Percent of Total Investment (Standard & Poor's Ratings)

-----------------------------------------------------------------------------------------------------------
                            U.S. Treasuries,
                               Agencies &                                                   B and        Not
Period Ended                    AAA Rated     AA           A          BBB        BB         Lower       Rated
-----------------------------------------------------------------------------------------------------------
March 31, 1997                    22.3%       1.3%       31.9%       34.5%       9.3%        0.4%        0.3%
December 31, 1996                 28.4%       0.0%       26.4%       34.9%       9.6%        0.4%        0.3%
March 31, 1996                    31.4%       1.2%       26.2%       27.4%       9.6%        3.9%        0.3%
-----------------------------------------------------------------------------------------------------------

On March 20, 1997, the Board of Directors declared a dividend of $0.39 per share payable April 29, 1997, to shareholders of record April 10, 1997. Subsequent to that declaration, a portfolio holding of $1,500,000 Utilicorp United 10.5% Senior Notes due 12/1/2020 was subject to a tender offer at a substantial premium to par value by the issuer. The Fund accepted the offer (which we believe to be very attractive for a Baa3/BBB rated issue), and this resulted in a gain of $170,392. The retirement of that 10.5% coupon will adversely impact the Fund's income dividend rate. The next dividend declaration will be at a Board of Directors meeting scheduled for June 19, 1997, and the precise determination of the future dividend rate will be made at that time.

The Board of Directors and management appreciate the continued support of all shareholders and welcome any shareholder inquiries.



                                                           Sincerely,


                                                           /s/ John H. Donaldson
                                                           ---------------------

                                                           John H. Donaldson
                                                           President

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of 1838 Bond-Debenture Trading Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of net assets, of 1838 Bond-Debenture Trading Fund as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1838 Bond-Debenture Trading Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
April 18, 1997

SCHEDULE OF NET ASSETS                                            MARCH 31, 1997

                                                                 Moody's/
                                                                Standard &
                                                                  Poor's
                                                                Rating for                Indentified
                                                                   Debt      Principal       Cost        Value
                                                               Securities+  Amount (000's)  (Note 2)   (Note 1)
                                                               -----------  --------------  --------   --------
LONG TERM DEBT SECURITIES (94.06%)
ELECTRIC UTILITIES (8.42%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23      Ba2/BB      $1,800       $1,662,876    $1,802,250
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21       .....    Baa2/BBB      2,000        2,062,500     2,020,000
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26      .............      A2/A+       1,550        1,475,994     1,586,813
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22       .....     Ba3/BB-      1,000        1,028,220       965,235
                                                                                           ---------     ---------
                                                                                           6,229,590     6,374,298
                                                                                           ---------     ---------
FINANCIAL (11.27%)
Chrysler Financial Corp., Notes, 12.75%, 11/01/99       ....      A3/A-       1,000        1,090,125     1,138,750
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27         A1/A-       2,000        2,012,070     1,965,000
FBS Capital I, Capital Securities, 8.09%, 11/15/26      ....     A2/BBB+      2,000        1,993,370     1,947,500
JPM, Capital Trust II, Capital Securities, 7.95%, 02/01/27       Aa2/AA-      1,000         986,950        971,250
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00      .....    Ba1/BBB-      1,000        1,150,640     1,013,750
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11      .....    Ba1/BBB-      1,500        1,634,965     1,498,125
                                                                                           ---------     ---------
                                                                                           8,868,120     8,534,375
                                                                                           ---------     ---------
INDUSTRIAL & MISCELLANEOUS (53.72%)
ADT Operations, Sr. Notes, 9.25%, 08/01/03       ...........     Ba3/BB+        500          520,625       528,125
AMR Corp., Debs., 10.00%, 04/15/21      ....................    Baa3/BB+      2,000        2,148,940     2,361,670
Auburn Hills Trust, Gtd. Exchangeable Ctfs., 12.00%, 05/01/20     A3/A-       1,000         1,000,000    1,440,450
Chiquita Brands, Sr. Notes, 10.25%, 11/01/06        ........      B1/B+         250          255,625       263,125
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13      ...    Baa2/BBB+     1,000        1,120,000     1,110,000
Ford Holdings, Gtd. Debs., 9.375%, 03/01/20       ..........      A1/A+       1,000        1,117,790     1,140,000
Ford Motor Co., Debs., 8.875%, 01/15/22      ...............      A1/A+       1,500        1,480,350     1,642,500
Georgia Pacific Corp., Debs., 9.625%, 03/15/22      ........    Baa2/BBB-     1,000        1,059,240     1,068,750
Greater Orlando Aviation Auth., 8.20%, 10/01/12       ......     Aaa/AAA        500          551,875       535,625
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22      ....    Baa1/BBB+     2,000        2,157,020     2,107,500
Harnischfeger Industries, Inc., Debs., 7.25%, 12/15/25          Baa2/BBB      2,000        1,962,952     1,752,500
K N Energy Inc., Debs., 8.75%, 10/15/24       ..............     A3/BBB+      1,150        1,263,799     1,178,750
Mark IV Industries, Inc., Debs., 7.75%, 04/01/06        ....     Ba3/BB+        500          462,650       475,000
May Department Stores Co., Debs., 10.75%, 06/15/18      ....      A2/A          150          154,385       160,050
Missouri Pacific Railroad, Income Debs., 5.00%, 01/01/45        Baa2/BBB      1,122          692,960       647,955
News America Holdings Inc., Gtd. Debs., 10.125%, 10/15/12       Baa3/BBB      2,050        2,163,503     2,283,187
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/95         Baa3/BBB      1,000          898,540       910,000
North Dakota State Muni. Bond Bank, Water Sys. Rev., 10.50%,
   04/01/14      ...........................................     Aaa/AAA      1,000        1,159,780     1,057,500
Owens Corning Fiberglas, Debs., 9.375%, 06/01/12      ......    Baa3/BBB-     1,690        1,777,510     1,810,413
Philip Morris, Debs., 7.75%, 01/15/2027      ...............      A2/A        3,000        3,007,020     2,853,750
Pope & Talbot Inc., Debs., 8.375%, 06/01/13      ...........     Ba2/BB+        750          728,190       645,000
Rohm & Haas Co., Notes, 9.50%, 04/01/21      ...............      A1/A        1,500        1,494,375     1,636,875
Smurfit Capital Funding, Gtd., Debs., 7.50%, 11/20/25           Baa1/A-       2,000        1,990,780     1,815,000
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23      ..    Ba1/BBB-      2,000        1,991,940     1,917,050
TCI Communications, Inc., Sr. Debs., 8.75%, 02/15/23      ..    Ba1/BBB-      1,000        1,083,180       919,375
Texaco Capital Inc., Debs., 7.50%, 03/01/43       ..........      A1/A+       2,000        1,977,920     1,887,500
Time Warner Inc., Debs., 9.15%, 02/01/23      ..............    Ba1/BBB-      2,000        2,050,000     2,125,000
TRW Inc., Notes, 9.25%, 12/30/11      ......................      A2/A          275          326,312       310,750
TRW Inc., Notes, 9.375%, 04/15/21       ....................      A2/A          303          320,893       352,237
Union Camp Corp., Debs., 9.25%, 02/01/11      ..............      A1/A-       1,500        1,486,305     1,674,375
Union Pacific Co., Debs., 8.625%, 05/15/22       ...........    Baa2/BBB      1,000        1,062,430     1,008,750
Western Atlas Inc., Debs., 8.55%, 06/15/24       ...........      A3/A-       1,039        1,048,483     1,062,378
                                                                                           ---------     ---------
                                                                                          40,515,372    40,681,140
                                                                                           ---------     ---------

                       See notes to financial statements.

SCHEDULE OF NET ASSETS -- CONTINUED                                                                 MARCH 31, 1997
                                                                 Moody's/
                                                                Standard &
                                                                  Poor's
                                                                Rating for                Indentified
                                                                   Debt      Principal       Cost        Value
                                                               Securities+  Amount (000's)  (Note 2)   (Note 1)
                                                               -----------  --------------  --------   --------
TELEPHONE UTILITIES (1.13%)
U.S. West Communications, Debs., 6.875%, 09/15/33       ....      Aa3/A      $1,000         $896,920      $853,750
                                                                                           ---------     ---------

MORTGAGE BACKED SECURITIES (6.31%)
FNMA Pool #313411, 7.00%, 03/01/04      ....................      NR/NR       1,994        2,017,050     1,977,171
GNMA Pool #780374, 7.50%, 12/15/23       ...................      NR/NR         918          910,251       902,365
GNMA Pool #417239, 7.00%, 02/15/26       ...................      NR/NR       1,990        2,018,385     1,897,754
                                                                                           ---------     ---------
                                                                                           4,945,686     4,777,290
                                                                                           ---------     ---------
U.S. GOVERNMENT & AGENCIES (13.21%)
U.S. Treasury Bonds, 10.75%, 08/15/05       ................      NR/NR       1,600        2,120,750     1,982,080
U.S. Treasury Bonds, 7.875%, 02/15/21       ................      NR/NR       2,900        2,888,219     3,109,003
U.S. Treasury Bonds, 8.125%, 08/15/21       ................      NR/NR       1,000        1,016,406     1,101,100
U.S. Treasury Bonds, 6.25%, 08/15/23       .................      NR/NR       4,300        4,038,492     3,812,724
                                                                                           ---------     ---------
                                                                                          10,063,867    10,004,907
                                                                                           ---------     ---------
TOTAL LONG TERM DEBT SECURITIES.............................                              71,519,555    71,225,760
                                                                                           ---------     ---------

COMMERCIAL PAPER (2.51%)
General Electric Capital Corp., 5.50%, 04/01/97      .......    A-1+/P-1      1,900        1,900,000     1,900,000
                                                                                           ---------     ---------

                                                                             Shares
                                                                             ------
INVESTMENT COMPANIES (0.30%)
High Yield Plus Fund        ................................      NR/NR      25,000          167,178       225,000
                                                                                           ---------     ---------


TOTAL INVESTMENTS (96.87%) .................................                             $73,586,733*  $73,350,760
                                                                                         ===========   ===========

OTHER ASSETS AND LIABILITIES (3.13%)........................                                             2,370,163
                                                                                                       -----------

NET ASSETS (100.00%)........................................                                           $75,720,923
                                                                                                       ===========


+ The Moody's/Standard & Poor's rating for debt securities is not covered by the Report of Independent Accountants.

* The cost for Federal income tax purposes was $73,691,108. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $2,229,083, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $2,569,431.

                       See notes to financial statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
    Investments in securities at value (identified cost $73,586,733) (Note 1)..................       $73,350,760
    Cash.......................................................................................            79,012
    Investment securities sold receivable......................................................         1,783,830
    Interest receivable........................................................................         1,646,937
    Dividends receivable.......................................................................            63,103
    Prepaid expenses...........................................................................            11,882
                                                                                                       ----------
       TOTAL ASSETS............................................................................        76,935,524
                                                                                                       ----------

Liabilities:
    Accrued expenses payable...................................................................            78,768
    Investment securities purchased payable....................................................         1,135,833
                                                                                                       ----------
       TOTAL LIABILITIES ......................................................................         1,214,601
                                                                                                       ----------
Net Assets: (equivalent to $20.61 per share based on 3,673,258 shares of capital
    stock outstanding) ........................................................................       $75,720,923
                                                                                                      ===========

NET ASSETS consisted of:
    Capital paid-in............................................................................       $76,078,400
    Distributions in excess of net investment income ..........................................           (61,312)
    Accumulated net realized loss..............................................................           (60,192)
    Net unrealized depreciation of investments.................................................          (235,973)
                                                                                                       ----------
                                                                                                      $75,720,923
                                                                                                      ===========

STATEMENT OF OPERATIONS
For the year ended March 31, 1997
Investment Income:
    Interest...................................................................................        $6,154,379
    Dividends..................................................................................            56,395
                                                                                                       ----------
       Total Investment Income ................................................................         6,210,774
                                                                                                       ----------
Expenses:
    Investment advisory fees (Note 4)..........................................................          $430,961
    Transfer agent fees........................................................................            53,004
    Insurance..................................................................................            12,932
    Directors' fees and expenses...............................................................            27,000
    Audit fees.................................................................................            24,903
    State and local taxes......................................................................            25,034
    Legal fees and expenses....................................................................            25,435
    Reports to shareholders....................................................................            20,263
    Custodian fees.............................................................................             4,425
    Miscellaneous..............................................................................            39,398
                                                                                                       ----------
       Total Expenses..........................................................................           663,355
                                                                                                       ----------
          Net Investment Income ...............................................................         5,547,419
                                                                                                       ----------
Realized and unrealized gain (loss) on investments (Note 1):
    Net realized loss from security transactions...............................................           (60,192)
                                                                                                       ----------
    Unrealized appreciation (depreciation) of investments:
       Beginning of year ......................................................................         1,483,373
       End of year ............................................................................          (235,973)
                                                                                                       ----------
          Change in unrealized appreciation (depreciation) of investments......................        (1,719,346)
                                                                                                       ----------
              Net realized and unrealized loss on investments..................................        (1,779,538)
                                                                                                       ----------
              Net increase in net assets resulting from operations.............................        $3,767,881
                                                                                                       ==========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Year Ended         Year Ended
                                                                                 March 31, 1997     March 31, 1996
                                                                                 --------------     --------------

Increase (decrease) in net assets:

Operations:
    Net investment income.......................................................    $5,547,419         $5,801,610
    Net realized gain (loss) from security transactions (Note 2)................       (60,192)         1,176,590
    Change in unrealized appreciation (depreciation) of investments.............    (1,719,346)         1,044,839
                                                                                    ----------          ---------
    Net increase in net assets resulting from operations........................     3,767,881          8,023,039
                                                                                    ----------          ---------

Dividends to shareholders from net investment income............................    (5,547,419)        (5,801,610)
Dividends to shareholders in excess of net investment income....................       (61,312)                 0
Distributions to shareholders from net realized gains...........................             0           (220,972)
Distributions to shareholders from tax return of capital........................      (119,660)          (127,447)
                                                                                    ----------          ---------
                                                                                    (5,728,391)        (6,150,029)
                                                                                    ----------          ---------

Capital share transactions:
    Net asset value of shares issued to shareholders in reinvestment of dividends
       from net investment income (Note 5)......................................       100,233            324,089
                                                                                    ----------          ---------
    Increase (decrease) in net assets...........................................    (1,860,277)         2,197,099



Net Assets:
    Beginning of year...........................................................    77,581,200         75,384,101
                                                                                   -----------        -----------
    End of year.................................................................   $75,720,923        $77,581,200
                                                                                   ===========        ===========



                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                     Year Ended March 31,
                                                      -----------------------------------------------

                                                        1997       1996      1995      1994      1993
                                                       ------     ------    ------    ------    ------
Per Share Operating Performance
Net asset value, beginning of year................     $21.15     $20.64    $21.45    $22.27    $21.39
                                                       ------     ------    ------    ------    ------
   Net investment income..........................       1.51       1.58      1.58      1.61      1.68
   Net realized and unrealized gain (loss) on
       investments................................      (0.49)      0.61     (0.67)    (0.68)     1.36
                                                       ------     ------    ------    ------    ------
Total from investment operations..................       1.02       2.19      0.91      0.93      3.04
                                                       ------     ------    ------    ------    ------

Less distributions
   Dividends from net investment income...........      (1.51)     (1.58)    (1.58)    (1.73)    (1.84)
   Dividends in excess of net investment income...      (0.02)      0.00     (0.01)     0.00      0.00
   Distributions from net realized gain...........       0.00      (0.06)     0.00      0.00     (0.32)
   Distributions in excess of net realized gain...       0.00       0.00      0.00     (0.02)     0.00
   Distributions from tax return of capital.......      (0.03)     (0.04)    (0.13)     0.00      0.00
                                                       ------     ------    ------    ------    ------

Total distributions...............................      (1.56)     (1.68)    (1.72)    (1.75)    (2.16)
                                                       ------     ------    ------    ------    ------
Net asset value, end of year .....................     $20.61     $21.15    $20.64    $21.45    $22.27
                                                       ======     ======    ======    ======    ======

Per share market price, end of year ..............     $19.75     $21.25    $20.13    $21.13    $24.75
                                                       ======     ======    ======    ======    ======

Total Investment Return
  Based on market value...........................      0.28%     13.91%     3.41%   (7.72)%    18.91%

Ratios/Supplemental Data
Net assets, end of year (in 000's)................    $75,721    $77,581   $75,384   $78,120   $73,595
   Ratio of expenses to average net assets
     (does not include loan interest expenses)....      0.87%      0.86%     0.86%     0.92%     0.91%
   Ratio of net investment income to average
     net assets...................................      7.27%      7.37%     7.83%     7.11%     7.95%
  Portfolio Turnover..............................     32.83%     43.25%    35.38%    18.91%    68.56%

Number of shares outstanding at end of
  year (in 000's).................................      3,673      3,668     3,653     3,642     3,304
Amount of bank loans outstanding at end
  of year (in 000's)..............................         $0         $0        $0        $0        $0
Average amount of bank loans outstanding
  during the year (in 000's)......................         $0         $0        $0        $0       $46
Amount of maximum month-end bank loans
  during the year (in 000's)......................         $0         $0        $0        $0        $0
Average amount of bank loans per share
  during the year ................................      $0.00      $0.00     $0.00     $0.00     $0.01
Weighted average interest rate of bank loans
  during the year ................................      0.00%      0.00%     0.00%     0.00%     6.31%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation-- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At March 31, 1997, the Fund had invested 94.06% of its portfolio in long-term debt obligations of issuers engaged in electric utilities, telephone utilities, financial, industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund had a net tax basis capital loss carry-forward of approximately $17,000 as of March 31, 1997, which may be applied against any realized net capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carry-forward expires on March 31, 2005.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. In computing net investment income, the Fund does not amortize premiums or accrue discounts on fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the year ended March 31, 1997:

                                                                 Proceeds
                                               Cost of          from Sales
                                              Purchases        or Maturities
                                              ---------        -------------
         Long Term Debt Securities.........  $23,372,903        $24,347,017
         Other Securities..................   $4,330,000         $4,175,000

Note 3-- Capital Stock-- At March 31, 1997, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, L.P., advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Advisor or its corporate general partner, 1838 Investment Advisors, Inc. None of the directors so affiliated receives compensation for his services as a director of the Fund. Similarly, none of the Fund's officers receives compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestments -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share, however, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 1997, the Fund issued 4,851 shares under this Plan.



===============================================================================
TAX INFORMATION (unaudited)

The Fund paid distributions of $5,608,731 from investment income (representing $1.53 per share) taxable as ordinary income and $119,660 from return of capital (representing $0.03 per share) for the Fund's tax period April 1, 1996 through March 31, 1997.

================================================================================

                 HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

     1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 11. The Fund has appointed First Chicago Trust Company of New York to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.

================================================================================

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commisions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commisions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.

================================================================================

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

     Contact Your Transfer Agent, First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

================================================================================

                                    DIRECTORS
                                -----------------

                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                JOHN H. DONALDSON
                                MORRIS LLOYD, JR.
                              JOHN J. McELROY, III
                                J. LAWRENCE SHANE


                                    OFFICERS
                                -----------------

                                JOHN H. DONALDSON
                                    President
                               ANNA M. BENCROWSKY
                                 Vice President
                                  and Secretary
                                  MARCIA ZERCOE
                                 Vice President
                               RHONDA L. McNAVISH
                            Assistant Vice President


                               INVESTMENT ADVISOR
                                -----------------

                         1838 INVESTMENT ADVISORS, L.P.
                     FIVE RADNOR CORPORATE CENTER, SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                    CUSTODIAN
                                -----------------

                       REPUBLIC NATIONAL BANK OF NEW YORK
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018


                                 TRANSFER AGENT
                                -----------------

                     FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                  P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500


                                     COUNSEL
                                -----------------

                      STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 ONE COMMERCE SQUARE
                             PHILADELPHIA, PA 19103


                                    AUDITORS
                                -----------------

                            COOPERS & LYBRAND L.L.P.
                             2400 ELEVEN PENN CENTER
                             PHILADELPHIA, PA 19103

                                      1838

                          BOND--DEBENTURE TRADING FUND
                                -----------------

                         FIVE RADNOR CORPORATE CENTER,

                                    SUITE 320

                               100 MATSONFORD ROAD

                                RADNOR, PA 19087


                                    GRAPHIC


                                  Annual Report

                                 March 31, 1997